EXHIBIT 10.4
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                                  AMENDMENT TO
                          GRID NOTE DUE APRIL 15, 2005

         REFERENCE is hereby made to the Grid Note due April 15, 2005 (the "Original Note") of CDKnet.com, Inc., a Delaware corporation (the "Company") in the name of Andreas Typaldos Family Limited Partnership (the "Holder") originally issued February 10, 2004.

         WHEREAS, the Holder has determined that it its best interest to modify the Original Note to extend the date of maturity.

         NOW THEREFORE, in consideration of the agreements set forth in this agreement and those related to the original issuance of the Original Note:

1. CERTAIN DEFINITIONS.

         (a) Except as otherwise provided in this agreement, all words and terms defined in the Original Note, have the same meanings in this agreement as such defined words and terms are given in the Original Note.

         (b) "Note" means the Original Note originally issued February 10, 2005, as supplemented and amended by this agreement and as from time to time further supplemented and amended.

         (c) "Amendment" means this agreement dated April 15, 2005.

2. EXTENSION OF DUE DATES; WAVIER OF DEFAULT.

         (a) The Original Note is amended to replace each occurrence of the words "April 5, 2005" with "June 15, 2005."

         (b) The Holder waives all past defaults on the Note.

3. EFFECT OF ORIGINAL NOTE.

         Except as supplemented and amended by this Amendment and such conforming changes as necessary to reflect the modification herein, all of the provisions of the Original Note shall remain in full force and effect from and after the effective date of this Agreement.


                                         ANDREAS TYPALDOS FAMILY
                                         LIMITED PARTNERSHIP

                                         /s/ Renee Typaldos, MP
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                                         Renee Typaldos, Managing Partner